As filed with the Securities and Exchange Commission on April 4, 2006 pursuant to Rule 497(e)

                                      Securities Act File No. 333-49241
                              Investment Company Act File No. 811-09174

                             AEGIS VALUE FUND, INC.

                                  PROSPECTUS
                               DECEMBER 21, 2005
                          (as amended March 14, 2006)

This Prospectus contains important information about the Fund that you should know before investing. Please read it carefully and retain it for future reference.


The Aegis Value Fund seeks to achieve long-term capital appreciation through a strategy of value investing in a portfolio of common stocks.


LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                Table of Contents


About the Fund

Goal and Strategies                                            4
Principal Risks                                                5
Performance                                                    6
Fees and Expenses                                              8
Additional information About the Fund
       Investment Strategies and Risks                         9
Management of the Fund                                        12

About Your Account

How to Purchase Shares                                        13
How to Redeem Shares                                          17
Dividends and Distributions                                   20
Tax Consequences                                              20
Shareholder Accounts and Services                             22
Financial Highlights                                          23
For More Information                                          24





                             AEGIS VALUE FUND, INC.


Goal and Strategies
-------------------


Goal
----
The Fund s principal investment goal is to seek long-term capital appreciation.


Principal Investment Strategies
-------------------------------
The Fund invests primarily in domestic common stocks that the Fund s investment advisor (Advisor) believes are significantly undervalued relative to the market based on fundamental accounting measures including book value (assets less liabilities), revenues, or cash flow. This strategy is commonly known as a deep value investment strategy. The Fund may invest in securities issued by companies of any market capitalization, including small companies. The Fund considers a small company to be a company with a market capitalization (the value of all outstanding stock) of less than $1 billion at the time of investment. The Fund has no percentage allocation for investments in small companies and the Fund may invest up to 100% of its portfolio in small companies. The Fund may also invest up to 15% of its net assets in the securities of foreign companies. The Advisor may hold a significant portion of the portfolio in cash or cash equivalent instruments. If market conditions reduce the availability of securities with acceptable valuations, the Fund may, for extended periods, hold larger than usual cash reserves until securities with acceptable valuations become available.


Who Might Want To Invest?
-------------------------
The Fund is an appropriate investment for investors seeking diversified participation in deep value stocks of relatively smaller companies. Investors in the Fund should be seeking long-term capital appreciation. The Fund can be used in both regular accounts and in retirement accounts. While the Fund will be diversified by investing in many companies, Fund investors should be comfortable with the higher company-specific risks associated with deep value investments. In addition, the Fund s investment in the securities of smaller companies may result in higher price volatility versus mutual funds that restrict investment to the securities of larger companies. Therefore, the Fund is most suitable for long-term investors who are willing to hold their shares for extended periods of time through market fluctuations and the accompanying changes in share prices.

The fundamental investment policies of the Fund are set forth in the Fund s Statement of Additional Information (SAI). These fundamental policies cannot be changed without shareholder approval. For more information, please refer to the SAI.


Principal Risks
---------------

Because the securities held by the Fund will fluctuate in price, the value of your investment in the Fund will go up and down. This means that you could lose money over short or extended periods of time. Before investing in this Fund, you should carefully consider all risks of investing in: stocks in general, deep value stocks, stocks of smaller companies, and stocks of foreign companies. A summary of these risks is provided below. Also, for additional information, please refer to the section of the Prospectus titled Additional Information About the Fund s Investment Strategies and Risks.


Risks of Investing in Common Stocks.
Common stock prices can fluctuate over a wide range in the shorter term or over extended periods of time. These price fluctuations may result from factors affecting individual companies, industries, or the securities markets as a whole.


Risks of Value-Oriented Investment Strategies.
Value-oriented investment strategies bring specific risks to a common stock portfolio. Due to its value orientation, the Fund may have a higher than average exposure to cyclical stocks. Cyclical stocks may tend to increase in value more quickly during economic upturns than non-cyclical stocks, but also lose value more quickly during economic downturns.


Risks of Investing in Smaller Companies.
The Fund s purchases of securities of smaller companies bring specific risks. Historically, smaller company securities have been more volatile in price than larger company securities, especially in the shorter term. Such companies may not be well known to the investing public and may not have significant institutional ownership or analyst coverage. These and other factors may contribute to higher volatility in prices.


Risks of Investing in Foreign Securities.
Stock market movements in any country where the Fund has investments will likely affect the value of the securities which the Fund owns in that country. These movements will affect the Fund s share price and investment performance. Additionally, the political, economic, and social structures of some countries may be less stable and more volatile than those in the United States.


Risks of Investing in a Managed Fund.
The investment decisions of the Advisor may cause the Fund to underperform other investments or benchmark indices.



Performance
-----------

This bar chart and table show the variability of the Fund s returns, which is one indication of the risks of investing in the Fund. The bar chart shows the total returns of the Fund for each full calendar year since inception. The table shows how the Fund s average annual total returns for different calendar periods compared to returns of a broad-based market index. Note: The Fund s past performance (before and after taxes) is not an indication of how the Fund will perform in the future.

             Aegis Value Fund Performance History
           for Calendar Years Ending December 31st

     9.56%    14.74%   42.66%    1.35%    35.75%    13.47%
   -----------------------------------------------------------
     1999      2000     2001     2002      2003      2004

Best and Worst Quarterly Returns
The best quarterly return of the Fund was the quarter ending
June 30, 2003: +21.01%, and the worst quarterly return of the Fund was the quarter ending September 30, 2002: -9.24%.

Note: The Fund's return for the year-to-date through September 30, 2004 is -1.1%, and the Russell 2000 Value Index return is 4.0% for the same period.


Average Annual Total Returns as of December 31, 2004

                                                          Since
                                   1 Year     5 Year     Inception*
                                   ------     ------     ----------

Aegis Value Fund:
   Return Before Taxes             13.47%     20.63%       16.65%
   Return After Taxes
     on Distributions(1)           12.58%     19.33%       14.60%
   Return After Taxes on
     Distributions and
     Sale of Fund Shares(1)         9.69%     14.83%       13.62%
Russell 2000 Value Index(2)        22.25%     17.20%       10.18%

(index reflects no deduction for fees, expenses, or taxes)

----------
     *Inception Date of the Fund is May 15, 1998. Information for the Russell 2000 Value Index is presented from May 15, 1998.

     (1) After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

     These after-tax returns do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as 401(k) plans or individual retirement accounts. All Fund performance data assumes reinvestment of dividends and capital gains distributions. The Fund s past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

     (2) The Russell 2000 Value Index is a portfolio of stocks selected from among the smaller companies in the Russell 3000 universe. Generally, it includes stocks in relatively smaller companies with below-average price/book ratios and earnings growth rates. Precise information on index construction can be found through the Frank Russell Company (http://www.Russell.com). Performance data for the index includes reinvested dividends.
Note: One cannot invest directly in an index, nor is an index representative of the Fund s portfolio. All Fund performance assumes reinvestment of dividends and capital gain distributions. Source of index-related data: Frank Russell Company.


Fees and Expenses
-----------------

Summary of Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum  Sales Charge (Load) Imposed on Purchases              None
Maximum Deferred Sales Charge (Load)                           None
Maximum  Sales Charge (Load) Imposed on Reinvested Dividends   None
Redemption Fee                                                 None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Advisory Fees                                                 1.20%
Distribution and Service (12b-1) Fees                         None
Other Expenses                                                0.21%*
Total Annual Fund Operating Expenses                          1.41%*

----------

*The Advisor has entered into an expense limitation agreement with the Fund in order to limit the Total Annual Fund Operating
Expenses of the Fund to 1.50% of the Fund s average daily net assets for the Fund s current fiscal year. The Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor pursuant to the expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses of the Fund to exceed 1.50% and the repayment is made within three years after the year in which the Advisor incurred the expense. Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the operating expenses of the Fund remain the same. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

    1 Year         3 Years        5 Years        10 Years
    ------         -------        -------        --------
     $144           $446           $771           $1,691

Your cost would be the same as stated above if you did not redeem your shares (there are no redemption fees for this Fund).


Additional Information About the
Fund's Investment Strategies and Risks
--------------------------------------

The Fund invests primarily in domestic common stocks that are significantly undervalued relative to the market based on fundamental accounting measures including book value (assets less liabilities), revenue, or cash flow. This strategy is commonly known as a deep value investment strategy. For example, if the broad market averages are priced at three times book value and fourteen times cash flow, the Fund will focus on securities priced at less than three times book value and/or less than fourteen times cash flow.

Frequently, securities that the Fund purchases may have become undervalued due to industry downturns and/or company-specific factors such as unfavorable news or other negative developments. The Fund will often invest in companies that are striving to recover from such industry downturns or business setbacks (commonly known as turnaround situations).

When evaluating investments, the Advisor generally gives substantial weight to balance sheet strength and the ability of the underlying business to generate cash flows in the long-term (e.g., three to five years or more). Typically, the evaluation gives less weight to quarterly and/or recently reported earnings per share. A typical investment analysis focuses on long-term intrinsic value, meaning the ability of the company to produce cash from operational activities or from the sale of assets. The Fund may purchase or hold securities of companies that have minimal earnings per share, or are reporting losses, if the Fund manager believes that the securities are trading at a significant discount to their longer-term intrinsic value.

The Fund may invest up to 100% of its assets in the securities of small companies. The Fund may also invest up to 15% of its net assets in the securities of foreign companies. The Fund may invest up to 10% of its net assets in preferred stocks.

Cash Reserves
The Advisor may hold a significant portion of the portfolio in cash or cash equivalent securities. If market conditions reduce the availability of securities with acceptable valuations, the Fund may, for extended periods, hold larger than usual cash reserves until securities with acceptable valuations become available. As a result, you may not achieve your investment objectives during such periods. Holding larger than usual cash reserves can penalize short-term performance in rising markets, but during market declines cash reserves may allow the Fund to purchase securities at discounted prices.

Additional Information:  Risks

Risks of Investing in Common Stocks
-----------------------------------
Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

Risks of Value-Oriented Investment Strategies
The Fund may invest in companies that are reporting poor earnings. These companies may have difficulty retaining existing customers and suppliers, or have difficulty attracting new customers. In addition, these companies may have difficulty generating sufficient cash flow and obtaining required financing to maintain or expand their business operations. In some cases, these companies may face bankruptcy proceedings.

The stock market may also have investment cycles when value-oriented mutual funds significantly underperform funds with other investment strategies (such as growth-oriented mutual funds).

Risks of Investing in Smaller Companies
---------------------------------------
Smaller companies sometimes have limitations in the diversification of product lines, management depth, financial resources and market share. Therefore, smaller companies can be more vulnerable to adverse business or economic developments, and as a result their shares may involve considerably more risk than shares of larger and more seasoned companies.

The purchase and sale of smaller company securities may have a greater impact on market prices than would be the case with larger capitalization stocks. In addition, these securities may have lower trading volumes and wider market spreads between bid and ask prices than the shares of larger companies. Therefore, the cost of trading large amounts of these securities may be relatively higher than the cost of trading large amounts of large company securities.

Risks of a Managed Fund
-----------------------
Performance of individual securities can vary widely. The investment decisions of the Advisor may cause the Fund to underperform benchmark indexes. The Fund may also underperform other mutual funds with similar investment strategies. The Advisor may be incorrect in an assessment of a particular industry or company, or the Advisor may not buy chosen securities at the lowest possible prices or sell securities at the highest possible prices. As with any mutual fund investment, there can be no guarantee that the Fund will achieve its investment goals.

Risks of Political and International Crises
-------------------------------------------
From time to time, major political, international or military crises may occur which could have a significant effect on economic conditions and the financial markets. In recent times, such events have caused the closure of the American stock markets for several days, triggered periods of very high financial market volatility, and have altered the future political, military, and economic outlook on a global scale. Such crises and events, depending on their timing, location and scale, could severely impact the operations of the Fund. These events could also harm the value of the portfolio securities in the Fund and possibly harm the ability of the manager to operate the Fund, thereby increasing the potential of losses in the Fund.

Risks of Investing in Foreign Securities
----------------------------------------
The risks of foreign markets include currency fluctuations, possible nationalization or expropriation of assets, extraordinary taxation or exchange controls, political or social instability, unfavorable diplomatic developments, and certain custody and settlement risks.
In addition to these risks, many foreign markets have less trading volume and less liquidity than the U.S. markets, and therefore prices in foreign markets can be highly volatile.

Foreign markets may also have less protection for investors than the U.S. markets. Foreign issuers may be subject to less government supervision. It may also be difficult to enforce legal and shareholder rights in foreign countries. There is no assurance that the Fund will be able to anticipate these risks or counter their effects.


More detailed information about the Fund, its investment policies, risks and management can be found in the SAI.


Disclosure  of  Portfolio  Holdings
-----------------------------------
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI which is available without charge on the Aegis Value Fund website at http://www.aegisvaluefund.com and by calling the Fund at (800)528-3780.



Management of the Fund
----------------------

Investment Advisor
Aegis Financial Corporation ("AFC"), 1100 North Glebe Road, Suite 1040, Arlington, Virginia 22201, is the Fund s investment advisor. AFC, which has operated as a registered investment advisor since 1994, manages private account portfolios, and has served as the Fund s investment advisor since the Fund s inception on May 15, 1998. The Advisor provides investment advisory services and order placement facilities for the Fund.

A discussion of the factors that the Board of Directors considered in reapproving the Investment Advisory Agreement is included in the Annual Report for the period ended August 31, 2005.

Portfolio  Manager
Scott L. Barbee, Chartered Financial Analyst, is the lead portfolio manager of the Fund and a Managing Director of AFC. He joined AFC in 1997. Mr. Barbee has over nine years of experience in the securities industry. He was a founding director and officer of the Fund and has been lead managing the Fund since its inception. Mr. Barbee graduated from Rice University in 1993 and received an MBA degree from the Wharton School at the University of Pennsylvania in 1997.

Advisor Compensation
The Fund pays a fee to manage the Fund s portfolio. For the fiscal year ended August 31, 2005, the Fund paid the Advisor an advisory fee of 1.20% of the average net assets of the Fund.

Fund Administrator
BGB Fund Services, Inc. (BGB), an affiliate of the Fund s Advisor, provides the Fund with various administrative and shareholder-related services. BGB oversees the day-to-day administration and operations of the Fund and provides transfer agency and related shareholder administrative services. Pursuant to a Fund Services Agreement, the Fund pays BGB a fee equal on an annual basis to 0.25% of the Fund s average daily net assets up to $200 million and 0.10% of the Fund s net assets in excess of $200 million for these services.



Purchasing and Redeeming Fund Shares
------------------------------------

Note: Effective March 15, 2006, the Aegis Value Fund (the Fund), ticker symbol AVALX, will commence offering its shares to new investors. On that date, financial institutions maintaining omnibus accounts with the Fund may accept purchase orders for new accounts.


How to Purchase Shares
-----------------------
Shares of the Fund may be purchased directly from the Fund, or through an existing brokerage account held by the investor if the broker has an agreement with the Fund. The Fund reserves the right to reject any specific purchase order and to close the Fund to new or existing investors at any time. You may only purchase shares if the Fund is eligible for sale in your state or jurisdiction.

The minimum initial investment in the Fund is $10,000, although for IRA accounts the minimum initial investment is $4,000. The minimum subsequent purchase amount is $1,000. The Fund reserves the right to change its investment minimums at any time.

The price paid for Fund shares is the net asset value per share (NAV) next determined following the receipt of the purchase order in proper form by the Fund. Proper form is defined as including all required account information and payment, or instructions for payment by wire or from a broker. A request in proper form must include the following:

1.   The name of the Fund and the shareholder account number.
2.   The amount of the transaction (specified in dollars or shares).
3. Signatures of all owners, exactly as they are registered on the account.
4. Other supporting legal documentation that may be required, in the case of trusts, corporations, associations, partnerships, estates, retirement plans and certain other accounts.

Any purchase orders or funds received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) will be processed at the next business day s closing NAV.

All shares (including reinvested dividends and distributions) are issued in full and fractional shares rounded to the third decimal place. No share certificates will be issued except for shareholders who are required by regulation to hold certificates. Instead, an account will be established for each shareholder and all shares purchased will be held in book entry form by the investor s brokerage firm or by the Fund, as the case may be. Any transaction in an account, including reinvestment of dividends and distributions, will be confirmed in writing to the shareholder.

Calculation  of Net Asset  Value
The Fund s net asset value per share (NAV) is calculated at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each day the Exchange is open for business. The NAV is determined by dividing the total closing market value of the Fund assets (i.e., portfolio investments, cash, other assets and accrued income), less Fund liabilities (i.e., accrued expenses and other liabilities), by the number of outstanding shares of the Fund.

In determining the NAV, securities listed on an exchange, a foreign securities exchange or the NASDAQ National Market System are valued on the basis of the last reported sale price prior to the time the valuation is made, or, if no sale is reported for that day, at their closing bid price for listed securities and at the average of their bid and ask prices for NASDAQ securities.

Fair Value Pricing
The Fund from time to time invests in securities that are not actively traded. Securities for which market quotations are not readily available or are not reliable are carried at their fair value as determined in good faith by the Advisor, under the supervision of the Fund s Board of Directors. Fair value pricing may be used under circumstances that include, but are not limited to, the early closing of the exchange on which a security is traded or suspension of trading in the security. In addition, the Fund may use fair value pricing for securities traded in non-U.S. markets because, among other factors, foreign markets may be open on days or times when U.S. markets are closed and many foreign markets close before the Fund values its securities, normally at 4:00 p.m. Eastern time.

When the Fund holds securities traded in foreign markets that close prior to U.S. markets, significant events, including company-specific developments or broad market moves, may affect the value of foreign securities held by the Fund. Consequently, the Fund s NAV may be affected during a period when shareholders are unable to purchase or redeem their shares in the Fund.

The use of fair value pricing seeks to protect long-term Fund investors from certain short-term investors who may seek to take advantage of the Fund by exploiting discrepancies between a security s market quotations that may no longer be accurate, and the current fair value of that security.

Purchasing Shares Through A Broker
Some brokers have agreements with the Fund to offer Fund shares. Brokers may charge transaction fees for purchases and sales of the Fund. Contact your broker for additional information regarding availability of the Fund and any transaction fees they may charge for Fund purchases. Your purchase order will be processed at the net asset value next determined after receipt of your order in proper form by the broker.
See definition of proper form under the section How to Purchase Shares presented above.

Direct Investment--Opening an Account
To purchase shares directly from the Fund, an Account Application must be completed and signed. Note: There are specific Account Applications required for new IRA accounts, Roth IRA accounts, and transfers of IRA accounts from other custodians. Please visit the Fund website at http://www.aegisvaluefund.com or call the Fund at (800)528-3780 to obtain the correct Account Application.

To open an account at the Fund by mail, simply complete and return the appropriate Account Application with a check made payable to Aegis Value Fund. If you have any questions about the Fund or need assistance with your Account Application, please call the Fund at (800) 528-3780. Certain types of investors, such as trusts, corporations, associations, partnerships or estates may be required to furnish additional documents when they open an account. These documents may include corporate resolutions, trusts, wills, and partnership documents, trading authorizations, powers of attorney, or other documents.

Account Application(s) and checks should be mailed to:

                             Aegis Value Fund, Inc.
                        1100 North Glebe Road, Suite 1040
                            Arlington, Virginia 22201

Note: Unless specified differently, accounts with two or more owners will be registered as joint tenants with rights of survivorship. To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

To open an account at the Fund and wire money for the initial investment, please complete and sign an Account Application, and before wiring the money, call the Fund at (800)528-3780 to provide your name and the name of the bank from which you are wiring money. You should be aware that heavy traffic over the Federal Reserve System may delay the arrival of purchase orders made by wire. Money should be wired to:

                                 UMB Bank, n.a.
                                 ABA#101-000-695
                              FBO: Aegis Value Fund
                              Account # 9871062775
               (Also include your name in the wiring instructions)

Direct  Investment--Purchasing Additional Shares
To add money to an existing account at the Fund, make your check payable to Aegis Value Fund, indicate your account number on the check, and mail it to the Fund at the above address. You may also wire money to UMB Bank per the instructions immediately preceding this paragraph. Prior to wiring money to purchase additional shares of the Fund, please contact the Fund to provide your name, Fund account number, and the name of the bank from which you are wiring money.

Additional  Information Regarding Direct Purchases
All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. The Fund will not accept a check endorsed over by a third party. A charge of $25.00 will be imposed if any check used for the purchase of shares is returned unpaid. Investors who purchase Fund shares by check may not receive redemption proceeds until there is reasonable belief that the check has cleared, which may take up to fifteen calendar days after payment has been received.

How to Redeem Shares through a Broker
Shareholders may sell Fund shares held in a brokerage account by entering a redemption transaction through their broker. If a shareholder redeems shares of the Fund held in an account with a broker-dealer, he or she should be aware that there may be a charge to the shareholder for such services.

You may transfer your shares from the street or nominee name account of one broker-dealer to another, as long as both broker-dealers have an agreement with the Fund. The transfer will be processed after the Fund receives authorization in proper form from your delivering securities dealer.

How to Redeem Shares from Direct Investment
Account holders investing directly with the Fund may redeem shares as described below on any day the Fund is open for business. Shares will be redeemed at the next determined NAV after the Fund receives the redemption request in proper form. Redemption requests received after the close of trading on the New York Stock Exchange will be processed at the closing NAV for the following business day. Redemption requests must be in writing and sent to the Fund via mail or fax.

To redeem shares from your Fund account, send a request in proper form to the Fund at:

                             Aegis Value Fund, Inc.
                        1100 North Glebe Road, Suite 1040
                            Arlington, Virginia 22201
                               Fax: (703)528-1395

A redemption request in proper form must include the following:

1.   The name of the Fund and the shareholder account number.
2.   The amount of the transaction (specified in dollars or shares).
3. Signatures of all owners, exactly as they are registered on the account. Note: For redemptions with a value greater than $25,000, all shareholder signatures must be guaranteed. Each signature for redemptions greater than $25,000 must be guaranteed by an eligible guarantor institution as such term is defined in Rule 17Ad-15 under the Securities and Exchange Act of 1934, which includes FDIC-insured banks, most securities firms, most credit unions, or other eligible guarantor. A notary public is not an acceptable guarantor.
4.   Share certificates, if held by the shareholder.
5. Other supporting legal documentation that may be required, in the case of trusts, corporations, associations, partnerships, estates, retirement plans and certain other accounts.

If you have any questions about what is required for your redemption request, please call the Fund at (800)528-3780. The Fund does not accept telephone redemptions of shares.

Payment will normally be made by the Fund within one business day, but not later than seven calendar days after receipt of the redemption request. However, payment of redemption proceeds for recently purchased shares may be delayed until the purchase check has cleared, which may be up to fifteen days from the date of purchase.

In unusual circumstances, the Fund may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

How to Exchange Shares
Shares of the Fund may be exchanged for shares of the Aegis High Yield Fund. All exchange requests must be in writing. An exchange between funds is a sale and purchase transaction, and therefore is a taxable event. The written exchange request should be in proper form, as described in How to Redeem Shares. The Fund does not accept telephone exchanges of shares. Exchanges are processed at the respective net asset value of each fund next determined after the receipt of the exchange request.

Excessive exchanges can harm the management of the Fund and increase the Fund s costs for all shareholders. Therefore, in order to maintain a stable asset base in the Fund and to reduce administrative expenses borne by the Fund, the Fund permits no more than four exchanges per account, tax identification number, Social Security number or related investment group into or out of the Fund in any one-year period. The Fund reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject any exchange, at any time for any reason.


Additional Information Regarding Purchases and Redemptions
----------------------------------------------------------
The Fund Reserves the Right to Redeem In Kind.
The Fund has elected to be governed by Rule 18f-1 of the Investment Company Act of 1940. As a result of this election, the Fund will pay all redemptions up to the lesser of $250,000 or 1% of the Fund's assets in cash that are requested by a shareholder during any 90-day period. More information on redemption in kind is available in the SAI.

Retirement Distributions.
A request for distribution from an IRA or other retirement account may be delayed by the Fund pending proper documentation and determination of the withholding requirement applicable to the distribution. If a shareholder does not want tax withholding from distributions, the shareholder may state in the distribution request that no withholding is desired and that the shareholder understands that there may be a liability for income tax on the distribution, including penalties for failure to pay estimated taxes.

Wire Transfer of Redemption Proceeds.
Shareholders can request to have redemption proceeds wired to a specified bank account, but full and complete wire instructions must be included in the written redemption request. The custodian of the Fund will charge a fee to make the wire transfer.

Account  Minimum.
The Fund requires that a shareholder maintain a minimum of $1,000 in an account to keep the account open. The Fund may, upon 30 days prior written notice to a shareholder, redeem shares in any account other than a retirement account if the account has an asset value less than $1,000.

Responsibility for Fraud.
The Fund will not be responsible for any account losses due to fraud, so long as we reasonably believe that the person transacting on an account is authorized to do so. Please protect your account information and keep it private. Contact the Fund immediately about any transactions you believe to be unauthorized.

Frequent Purchases and Redemptions of Fund Shares.
Frequent purchases and redemptions of Fund shares by Fund shareholders may present risks for other shareholders of the Fund. These risks may include, among others, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund s portfolio, and increased brokerage and administrative costs.

The Fund s Board of Directors has not adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders because the Fund invests primarily in liquid securities, and limits exchange privileges. In addition, at the time of the Board s consideration, the Fund was closed to new investors. The Board has determined that the frequent purchase and redemption of Fund shares has not been, and is not likely to be, a material operating issue during the life of the Fund. The Board will continue to review the issue periodically and will adopt appropriate policies and procedures if necessary. The Fund does not encourage, nor does it discourage, frequent purchases and redemptions of Fund shares. The Fund has no arrangements with any party permitting frequent purchases and redemptions of Fund shares. The Fund reserves the right to reject or limit purchases or exchanges or to close or otherwise restrict accounts based on a history of frequent purchases and redemptions of Fund shares.


Dividends and Distributions
---------------------------
The Fund expects to declare and pay income dividends annually, generally in December, representing substantially all of the net investment income of the Fund. Capital gains, if any, may be distributed annually by the Fund, also generally in December. The amount of the Fund s distributions will vary and there is no guarantee the Fund will pay dividends.

To receive a distribution, you must be a shareholder of the Fund on the record date. The record dates for the Fund s distributions will vary. Please keep in mind that if you invest in the Fund shortly before the record date of a distribution, any distribution will lower the value of the Fund s shares by the amount of the distribution and the amount of the distribution may be taxable.

Distributions may be taken in cash or in additional shares at net asset value. Dividends and capital gain distributions will be automatically reinvested in additional shares of the Fund unless a shareholder has elected, by written notice to the Fund, to receive dividends and capital gain distributions in cash.


Tax Consequences of an Investment
---------------------------------
Generally, distributions from the net investment income of the Fund and short-term capital gains are treated as dividends for tax purposes, and long-term capital gain distributions are treated as long-term capital gains, regardless of how long shares have been held.

Distributions from the Fund are taxable when paid, whether a shareholder takes them in cash or reinvests them in additional shares, except that distributions declared in December and paid in January are taxable as if paid on December 31. Each January, the Fund or your custodian broker will mail a statement that shows the tax status of the distributions you received for the previous year.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and from certain qualifying dividends. These rates do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

   o Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.
     Note: distributions of earnings from dividends paid by certain qualified foreign corporations may also qualify for the lower tax rates on qualifying dividends.

   o A shareholder will also have to satisfy a 61-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

   o Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Taxation Upon Sale of Shares
----------------------------
The redemption of shares of the Fund is a taxable event, and a shareholder may realize a capital gain or a capital loss. The Fund or your custodian broker will report to redeeming shareholders the proceeds of their sales. The individual tax rate on any gain from the sale of your shares depends on how long you have held your shares. The Fund is not responsible for computing your capital gains or capital losses on the redemption of shares.

Fund distributions and gains from the sale of Fund shares will generally be subject to state and local income taxes. Non-U.S. investors may be subject to U.S. withholding and state taxes. You should consult your own tax adviser concerning the tax consequences of an investment in the Fund.

Backup Withholding
------------------
By law, some Fund shareholders may be subject to tax withholding on reportable dividends, capital gains distributions, and redemption proceeds. Generally, shareholders subject to this backup withholding will be those for whom a taxpayer identification number is not on file with the Fund; or who, to the Fund s knowledge, have furnished an incorrect number; or from whom the IRS has instructed the Fund to withhold tax. In order to avoid this withholding requirement, you must certify on the account application that the taxpayer identification number provided is correct and that the investment is not otherwise subject to backup withholding, or is exempt from backup withholding.


Shareholder Accounts and Services
---------------------------------

Account Information

The Fund will establish an account for each shareholder purchasing shares directly from the Fund, and send written confirmation of the initial purchase of shares and any subsequent transactions. When there is any transaction in the shareholder account, such as a purchase, redemption, change of address, reinvestment of dividends and distributions, or withdrawal of share certificates, a confirmation statement will be sent to the shareholder giving complete details of the transaction.

Annual Statements

The Fund will send an annual account statement to each shareholder showing the distributions paid during the year and a summary of any other transactions. The Fund will also provide year-end tax information mailed to the shareholder by January 31 of each year, a copy of which will also be filed with the Internal Revenue Service.

Fund Reports

The financial statements of the Fund with a summary of portfolio composition and performance, along with the management letter to shareholders, will be mailed to each shareholder twice a year.

Automatic Reinvestment

Unless the shareholder elects to receive cash distributions, dividends and capital gains distributions will automatically be reinvested without charge in additional shares of the Fund. Such distributions will be reinvested at the net asset value determined on the dividend or distribution payment date in full and fractional shares rounded to the third decimal place.

Fund Website

The Fund maintains a website for current and prospective investors which contains information about the Fund and its history. The Fund s website address is http://www.aegisvaluefund.com. The website allows investors to download Fund documents, view the daily share price and performance history, contact the Fund via e-mail, and provides links to other websites for additional information.


Financial Highlights
--------------------
The financial highlights table is intended to help you understand the Fund s financial performance over the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. Information for the years ended August 31, 2004 and August 31, 2005 has been audited by Briggs Bunting & Dougherty LLP, whose report, along with the Fund s financial statements, are included in the annual report, which is available upon request. Prior years were audited by other independent registered public accounting firms.

                                          For the year ended August 31

                                   2005     2004     2003     2002    2001
                                   ----     ----     ----     ----    ----
Per share data:
Net asset value-beginning of year $17.56   $15.44   $12.99   $12.12  $9.72
                                  ------   ------   ------   ------  -----
Income from investment
operations-
Net investment income (loss)        0.08    (0.06)    0.04    0.01(2) 0.09
Net realized and unrealized
gain on investments                 1.60     2.59     2.92     0.90   3.25
                                  ------   ------   ------   ------  -----
Total from investment operations    1.68     2.53     2.96     0.91   3.34
                                  ------   ------   ------   ------  -----

Less distributions declared
to shareholders
   Net investment income           (0.00)   (0.01)   (0.02)    --(3) (0.18)
   Net realized capital gains      (0.87)   (0.40)   (0.49)  (0.04)  (0.76)
                                  ------   ------   ------   ------  ------
   Total distributions             (0.87)   (0.41)   (0.51)  (0.04)  (0.94)
                                  ------   ------   ------   ------  ------

Net asset value - end of year     $18.37   $17.56   $15.44   $12.99  $12.12
                                  ------   ------   ------   ------  ------

Total investment return             9.7%    16.6%    23.7%     7.5%   37.8%

Ratios (to average net
assets)/supplemental data:

Expenses after reimbursement
and fees paid indirectly          1.41%   1.50%(1) 1.50%(1)  1.50%(1) 1.50%

Expenses before
reimbursement and
  fees paid indirectly             1.41%   1.51%    1.56%    1.54%    2.27%
Net investment income (loss)       0.39%  (0.34)%   0.31%    0.04%    0.89%
Portfolio turnover                   29%     27%      15%      29%      10%

Net assets at end of year(000's)$675,897 $702,237 $294,199 $154,707 $23,202

(1) Ratio after expense reimbursement/recapture, before fees paid indirectly, is 1.42% in 2005, 1.50% in 2004, 1.51% in 2003 and
     1.52% in 2002 and 1.50% in 2001
(2)  Based on average shares outstanding during the period
(3)  Less than $0.01




                             AEGIS VALUE FUND, INC.
                        1100 North Glebe Road, Suite 1040
                            Arlington, Virginia 22201
                              Phone: (800) 528-3780
                               Fax: (703) 528-1395
                        Internet: www.aegisvaluefund.com

FOR MORE INFORMATION:
You can learn more about the Aegis Value Fund in the following documents:

                    Annual/Semi-Annual Report to Shareholders

Additional information about the Fund s investments is available in the Fund s annual and semi-annual reports to shareholders. In the Fund s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund s performance during its last fiscal year.

                    Statement of Additional Information (SAI)

The Statement of Additional Information (SAI) contains more information about the Fund, its investments and policies. It is incorporated by reference (and is legally a part of this prospectus).

For a free copy of the current annual/semi-annual report or the SAI, or to request other information about the Fund or to make shareholder inquiries, please call the Fund at (800)528-3780 or please visit the Fund Internet site at http:// www.aegisvaluefund.com.

You can also obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, D.C. (telephone 1-202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov. You may also visit the SEC's Internet site at http://www.sec.gov, where information about the Fund is available in the Commission's
EDGAR database.


Investment Company Act file  # 811-9174